EXHIBIT 10(ap)
                                                                  --------------

Confidential Treatment Requested as to certain information contained in this Exhibit and filed separately with the Securities and Exchange Commission.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 30                Page 1 of 12 Pages

1.       REQUISITION NUMBER

2.       CONTRACT NO. DJU4600004578

3.       AWARD/EFFECTIVE DATE
         11/28/2008

4.       ORDER NUMBER

5.       SOLICITATION NUMBER

6.       SOLICITATION ISSUE DATE

7.       FOR SOLICITATION INFORMATION CALL:

a.       NAME John S. Odom

b.       TELEPHONE NUMBER (No collect calls) 202-514-4903

8.       OFFER DUE DT/LOCAL TIME

9.       ISSUED BY CODE UNICOR, FPI Central Office
         320 First Street NW
         Washington, DC  20534

10.      THIS ACQUISITION IS
         [X]  UNRESTRICTED
         [_]  SET ASIDE % FOR
              [_] SMALL BUSINESS
              [_] SMALL DISADV. BUSINESS
              [_] 8(A)
         SIC: 5065

11.      DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
         [X] SEE SCHEDULE

12.      DISCOUNT TERMS Net 10

13a.     THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b.     RATING

14.      METHOD OF SOLICITATION
         [_] RFQ    [_] IFB   [X] RFP

15.      DELIVER TO                                       CODE
         UNICOR, FPI Otisville
         2 Mile Drive
         Otisville, NY  10963
         USA

16.      ADMINISTERED BY                                  CODE
         UNICOR, FPI Central Office
         320 First Street NW
         Washington, DC  20534

17a.     CONTRACTOR/OFFEROR                 CODE 65137978     FACILITY CODE
         Spire Corporation
         Bedford, MA  01730
         TELEPHONE NO.  781-275-6000-338    TIN:

17b.     [_] CHECK IF REMITANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a.     PAYMENT WILL BE MADE BY                          CODE
         UNICOR FPI Central Acct Payable
         P.O. Box 4000
         Butner, NC  27509-4000 (1-800-827-3168)
         USA

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED [_] SEE ADDENDUM

19.      ITEM NO.

20.      SCHEDULE OF SUPPLIES/SERVICES
         See Section B

21.      QUANTITY

22.      UNIT

23.      UNIT PRICE

24.      AMOUNT

25.      ACCOUNTING AND APPROPRIATION DATA
         UNICOR Funds 15X4500 Funds shall be obligated by individual delivery orders and not by the contract itself.

26.      TOTAL AWARD AMOUNT (For Govt. Use Only)
         $320,565,000.00

27a. [_] SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [_] ARE [_] ARE NOT
                                                                 ATTACHED

27b. [_] CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, FAR 52.212-5 IS ATTACHED. ADDENDA [X] ARE [_] ARE NOT ATTACHED

28. [X] CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29.      [X] AWARD OF CONTRACT: REFERENCE        OFFER DATED     , YOUR OFFER ON
         SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HERIN, ACCEPTED AS TO ITEMS:

30a.     SIGNATURE OF OFFEROR/CONTRACTOR             30c.     DATE SIGNED
         /s/ Michael W. O'Dougherty                           25 NOV 2008

30b.     NAME AND TITLE OF SIGNER (TYPE OR PRINT)
         Michael W. O'Dougherty
         Manager of Contracts

31a.     UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER
         /s/ John S. Odom

31b.     NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
         John S. Odom        202-514-403

31c.     DATE SIGNED
         12/3/2008

32a.     QUANTITY IN COLUMN 21 HAS BEEN
         [_]  RECEIVED    [_] INSPECTED   [_] ACCEPTED, AND CONFORMS TO THE
                                              CONTRACT EXCEPT AS NOTED

32b.     SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE

32c.     DATE

33.      SHIP NUMBER
         [_] PARTIAL    [_] FINAL

34.      VOUCHER NUMBER

35.      AMOUNT VERIFIED CORRECT FOR

36.      PAYMENT
         [_] COMPLETE   [_] PARTIAL   [_] FINAL

37.      CHECK NUMBER

38.      S/R ACCOUNT NUMBER

39.      S/R VOUCHER NUMBER

40.      PAID BY

41a.     I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b.     SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c.     DATE

42a.     RECEIVED BY (Print)

42b.     RECEIVED AT (Location)

42c.     DATE REC'D (YY/MM/DD)

42d.     TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION        STANDARD FORM 1449 (10-95)
                                         Prescribed by GSA - FAR (48 CFR) 53-212

                                    Contract

Terms
Target value      320,565,000.00 USD

Spire Corporation's revised offer dated 11/6/08 and Electronic Representations and Certifications dated 1/04/08 through 1/04/09 are hereby incorporated and made a part of this contract.

TERMS OF DELIVERY IS F.O.B. ORIGIN, TO Otisville, NY.

Award is for a two year with three (1) year options firm fixed, definite Delivery and definite Quantity type contract. 52.216-20, Definite Quantity - applies until 120 calendar days after contract validity end date.

For a list, description and total quantities of all items, reference Section B. Unit of measure conversion is one (1) each= one (1) watt.

Maximum quantity is as follows:
Year One (2009):    ***
Year Two (2010):   ***

Option Year One:   *** if UNICOR exercises the option.
Option Year Two:   *** if UNICOR exercises the option.
Option Year Three: *** if UNICOR exercises the option.

Payment Terms:
Net 10 days

Down Payment:

year one = ***
Year two = ***

Option year one = *** Only if UNICOR exercises the option.
Option year two = *** Only if UNICOR exercises the option.
Option year three = *** Only if UNICOR exercises the option.

All invoices need to be sent to POB600, Otisville, NY  10963,
Attention:  Barbara Hotalen

Vendor Point of Contact:  ***

Vendor Telephone number:  ***

Small/Large Business:  Small

Vendor's Email Address:  ***

Vendors DUNS Number:  ***


Administrative Contracting Officer is Staci Card at 845-386-6851.

                                    SECTION B
                      SUPPLIES OR SERVICES AND PRICES/COSTS

CONTRACT NUMBER:  DJU4600003478                               Page 2 of 12

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    Contract

Item No.    SUPPLIES OR SERVICES       Quantity      U/M    UNIT PRICE    AMOUNT IN USE           PR NUMBER
---------------------------------------------------------------------------------------------------------------------------------
00006       BTT0271                      ***         each   ***           18,540,000.00
MULTICRYSTALLINE-SILICON-SOLAR-CELL
MULTICRYSTALLINE-SILICON-SOLAR-CELL

***


00007       BTT0271                      ***         each   ***           35,400,000.00
MULTICRYSTALLINE-SILICON-SOLAR-CELL
MULTICRYSTALLINE-SILICON-SOLAR-CELL

***

            We require an order acknowledgment for this item


CONTRACT NUMBER:  DJU4600003478                                  Page 3 of 12

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    Contract


                                    SECTION B
                      SUPPLIES OR SERVICES AND PRICES/COSTS

Item No.    SUPPLIES OR SERVICES            Quantity      U/M    UNIT PRICE       AMOUNT IN USE           PR NUMBER
------------------------------------------------------------------------------------------------------------------------------------
00008       BTT0271                         ***           each   ***              70,500,000.00
MULTICRYSTALLINE-SILICON-SOLAR-CELL
MULTICRYSTALLINE-SILICON-SOLAR-CELL

***
            Option year one delivery schedule will be established if UNICOR exercises the option.


00009       BTT0271                         ***           each   ***              100,500,000.00
MULTICRYSTALLINE-SILICON-SOLAR-CELL
MULTICRYSTALLINE-SILICON-SOLAR-CELL

***

            Option year two delivery schedule will be established if UNICOR exercise the option.


CONTRACT NUMBER:  DJU4600003478                                     Page 4 of 12

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    Contract


                                    SECTION B
                      SUPPLIES OR SERVICES AND PRICES/COSTS

Item No   SUPPLIES OR SERVICES    Quantity   U/M          UNIT PRICE              AMOUNT IN US$  PR Number
-------------------------------------------------------------------------------------------------------------------------------
00010      BTT0271                          ***           each   ***              95,625,000.00
MULTICRYSTALLINE-SILICON-SOLAR-CELL
MULTICRYSTALLINE-SILICON-SOLAR-CELL

***
            Option year three delivery schedule will be established if UNICOR exercise the option.


            Total net item val. excl. tax USD                                   320,565,000.00

CONTRACT NUMBER DJU4600003478                                       PAGE 5 OF 12

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    Contract

In according with FAR 12.302 (a) and (b), the following FAR clauses have been tailored to the solar cell commercial market practices:

FAR 52.212-4 (a), Inspection/Acceptance:
Add:  ***

Original solicitation EP2497-08:

PLEASE READ THIS SOLICITATION IN ITS ENTIRETY

This is a combined synopsis/solicitation for commercial items prepared in accordance with the format in Subpart 12.6 as supplemented with additional information included in this notice. This announcement constitutes the only solicitation; offers are being requested and a written solicitation will not be issued. The solicitation number is EP2497-08, and this solicitation is issued as a Request For Proposal (RFP). The solicitation document and incorporated provisions and clauses are those in effect through Federal Acquisition Circular 2005-26. The North American Industry Classification System code is 423690. (Other Electronic Parts and Equipment Merchant Wholesalers). This requirement is UNRESTRICTED. UNICOR, Federal Prison Industries, Inc., intends to enter into a 2 Year, with 3 Option years, Indefinite Delivery Indefinite Quantity type contract.

The Government anticipates multiple awards.

Vendors may provide multiple offers for various efficiency rated cells. The minimum efficiency rating that can be provided is 14.5%. Awards will be based on the best value for the Government.

For a list, description and total quantities of all items, reference Section B.

Guaranteed minimum for the life of the contract will be 25 mega watts. This guaranteed minimum will be split between awardees.

Not to exceed maximum is as follows:
Year One:   12 mega watts
Year Two:   25 mega watts
Option Year One:   50 mega watts
Option Year Two:   75 mega watts
Option Year Three:   75 mega watts
The not to exceed maximum quantities will be split between awardees.

Vendors are required to submit their payment terms with their proposal.

INVOICES ARE TO BE MAILED TO:
UNICOR, Federal Prison Industries (OTCB)
Central Accounts Payable
P.O. Box 4000
Butner, NC 27509-4000
ATTN: Darryl Sharkey, CAP Acct. Supervisor
PH: 1-866-550-9823


CONTRACT NUMBER DJU4600003478                                       PAGE 6 OF 12

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    Contract

FX:  1-866-550-9801

INCREMENTAL PRICING WILL BE ALLOWED. NO DEVIATIONS OR SUBSTITUTIONS FROM DRAWINGS/SPECIFICATIONS WILL BE ACCEPTED.

Shipments against delivery orders MUST be complete. (NO SHORTAGES) The following FAR clauses and provisions apply to this acquisition:

52.204-4, Printed or Copied Double-sided on Recycled Paper; 52.211-16, Variation in Quantity- +0%/-0%.

52.212-1, Instructions to Offerors-Commercial Items;

52.212-2, Evaluation - Commercial Items, The award shall be made on a best value basis. The Evaluation factors, while relatively equal, are listed in descending order of importance, including the following (a) efficiency rating, (b) past performance. (c) delivery and (d) price. (a) Efficiency rating will be evaluated based on the best wattage per dollar value. (b) Past performance- each offeror will be evaluated on its past performance on contracts and subcontracts currently ongoing or completed within the last three years of similar size and scope to the requirements of this solicitation. Credit reports may be checked.
(c) Delivery- how quickly the requirements and deliverables will be shipped to the Government and (d) Price- the amount and realism of the evaluated price in compare to wattage.

52.212.3 Offeror Representations and Certifications - Commercial Items

IAW FAR 4.1201 (a), Prospective contractors shall complete electronic annual representations and certifications at http://orca.bpn.gov in conjunction with required registration in the Central Contractor Registration (CCR) database (see FAR 4.1102) (b) Prospective contractors shall update the representations and certifications submitted to ORCA as necessary, but at least annually, to ensure they are kept current, accurate, an complete. The representations and certifications are effective until one year from date of submission or update to ORCA. To make a change that affects only one solicitation, contractors are required to complete the appropriate sections of FAR 52.212-3 (j) or 52.204-8 whichever is included in the solicitation.

52.212-4 (d), Contract Terms and Conditions - Commercial Items (FEB 2007) Deviation- This contract is not subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Disputes arising under or relating to this contract shall be resolved in accordance with clause FAR 52.233-1 Disputes (JUL 2002) (DEVIATION) , which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract. To view the full text clause FAR 52.233-1 Disputes (JUL 2002) (DEVIATION), go to www.unicor.gov/fpi Contracting, then select Contracting Disputes Deviation." 52.212-4 (t), Contract Terms and Conditions- Commercial Items. Effective October 1, 2003, ALL contracts MUST be registered on the Central Contractor Registration (CCR) and must remain registered through final payment on the contract. For additional information and to register, go to www.ccr.gov. Offerors responding to this solicitation must be registered on CCR for their offers to be considered for award. 52.212-5, Contract Terms and Conditions Required to Implement Statues or Executive Orders
- Commercial Items, (JUN 08) which includes: (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553). (2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78)

CONTRACT NUMBER DJU4600003478                                       PAGE 7 OF 12

                                    Contract

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.203-6 , Restrictions on Subcontractor Sales to the Government; 52.219-4 Notice of Price Evaluation Preference for HUBZone Small Business Concerns, 52.219-8 Utilization of Small Business Concerns; 52.219-9 Small Business Subcontracting Plan; 52.219-28 Post-Award Small Business Program Representation; 52.219-19, Child Labor-Cooperation with Authorities and Remedies; 52.222-21, Prohibition of Segregated Facilities; 52.222-26, Equal Opportunity; 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans; 52.222-36, Affirmative Action for Workers with Disabilities; 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans; 52.222-39 Notification of Employee Rights Concerning Payment of Union Dues and Fees; 52.222-50 Combating Trafficking in Persons; 52.225-5 Trade Agreements; 52.225-13, Restrictions on Certain Foreign Purchases; 52.232-33, Payment of Electronic Funds Transfer - Central Contractor Registration;

52.214-34, Submission of Offers in the English Language;

52.214-35, Submission of Offers in U.S. Currency;

52.216-18, Ordering, orders may be issued under the resulting contract from the date of award through two years plus any option years which are exercised thereafter;

52.216-19, Order Limitation FAR 52.216-19 (a) minimum delivery order of 4,500 watts for line item; (b) (1) max delivery order for single item in excess of 2,000,000 watts each for line item; (b) (2) any order for a combination of items in excess of 2,000,000 watts, contractor will not be obligated to honor. Contractor will not be obligated to honor a series of orders from the same ordering office, within a 15 day period that together call for quantities exceeding the maximum order limitations. However, the contractor shall honor orders exceeding the maximum order limitations unless the order(s) are returned to the ordering office within seven calendar days after issuance with a written statement expressing the contractor's intent not to ship;


52.216-22 Indefinite Quantity- applies until 90 days after contract validity end date;

52.216-27, Single or Multiple Awards;

52.222-24 Pre-Award ON-Site Equal Opportunity Compliance Clearance;

52.232-18, Availability of Funds;

52.232-29, TERMS FOR FINANCING OF PURCHASES OF COMMERCIAL ITEMS (FEB 2002)
(a) Contractor entitlement to financing payments. The Contractor may request, and the Government shall pay, a contract financing payment as specified elsewhere in this contract when: the payment requested is properly due in accordance with this contract; the supplies deliverable or services due under the contract will be delivered or performed in accordance with the contract; and there has been no impairment or diminution of the Government's security under this contract.
(b) Special terms regarding termination for cause. If this contract is terminated for cause, the Contractor shall, on demand, repay to the Government the amount of unliquidated contract financing payments. The Government shall be liable for no payment except as provided by the Termination for Cause paragraph of the clause at 52.212-4, Contract Terms and Conditions-Commercial Items.
(c) Security for Government financing. In the event the Contractor fails to provide adequate security, as required in this contract, no financing payment shall be made under this contract. Upon receipt of adequate security, financing payments shall be made, including all previous payments to which the Contractor is entitled, in accordance with the terms of the provisions for contract financing. If at any time the Contracting Officer determines that the security provided by the Contractor is insufficient, the Contractor shall promptly provide such additional security as the

CONTRACT NUMBER DJU4600003478                                       PAGE 8 OF 12

                                    Contract

Contracting Officer determines necessary. In the event the Contractor fails to provide such additional security, the Contracting Officer may collect or liquidate such security that has been provided and suspend further payments to the Contractor; and the Contractor shall repay to the Government the amount of unliquidated financing payments as the Contracting Officer at his sole discretion deems repayable.

(d) Reservation of rights.
(1) No payment or other action by the Government under this clause shall- (i) Excuse the Contractor from performance of obligations under this contract; or
(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.
(2) The Government's rights and remedies under this clause-
(i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and
(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.
(e) Content of Contractor's request for financing payment. The Contractor's request for financing payment shall contain the following:
(1) The name and address of the Contractor;
(2) The date of the request for financing payment;
(3) The contract number and/or other identifier of the contract or order under which the request is made; and
(4) An appropriately itemized and totaled statement of the financing payments requested and such other information as is necessary for computation of the payment, prepared in accordance with the direction of the Contracting Officer.
(f) Limitation on frequency of financing payments. Contractor financing payments shall be provided no more frequently than monthly.
(g) Dates of payment. A payment under this clause is a contract financing payment and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved payment requests within 30 days of submittal of a proper request for payment.
(h) Conflict between terms of offeror and clause. In the event of any conflict between the terms proposed by the offeror in response to an invitation to propose financing terms (52.232-31) and the terms in this clause, the terms of this clause shall govern.

52.232-31, Invitation to Propose Financing Terms (Oct 1995)

(a) The offeror is invited to propose terms under which the Government shall make contract financing payments during contract performance. The financing terms proposed by the offeror shall be a factor in the evaluation of the offeror#s proposal. The financing terms of the successful offeror and the clause, Terms for Financing of Purchases of Commercial Items, at 52.232-29, shall be incorporated in any resulting contract.

(b) The offeror agrees that in the event of any conflict between the terms proposed by the offeror and the terms in the clause 52.232-29, Terms for Financing of Purchases of Commercial Items, the terms of the clause at 52.232-29 shall govern.

(c) Because of statutory limitations (10 U.S.C. 2307 (f) and 41 U.S.C. 255 (f)), the offeror#s proposed financing shall not be acceptable if it does not conform to the following limitations:

(1) Delivery payments shall be made only for supplies delivered and accepted, or services rendered and accepted in accordance with the payment terms of this contract;

(2) Contract financing payments shall not exceed 15 percent of the contract price in advance of any performance of work under the contract;

(3) The terms and conditions of the contract financing must be appropriate or customary in the commercial marketplace;

CONTRACT NUMBER DJU4600003478                                       PAGE 9 OF 12

                                    Contract

and

(4) The terms and conditions of the contract financing must be in the best interests of the United States.

(d) The offeror#s proposal of financing terms shall include the following:

(1) The proposed contractual language describing the contract financing (see FAR 32.202-2 for appropriate definitions of types of payments); and

(2) A listing of the earliest date and greatest amount at which each contract financing payment may be payable and the amount of each delivery payment. Any resulting contract shall provide that no contract financing payment shall be made at any earlier date or in a greater amount than shown in the offeror#s listing.

(e) The offeror#s proposed prices and financing terms shall be evaluated to determine the cost to the United States of the proposal using the interest rate and delivery schedule specified elsewhere in this solicitation.

52.246-15, Contractor Inspection Requirement;

CLAUSE A: "With the original invoice, the vendor shall furnish the original certificate of conformance that shall be signed by the person who has certification authority (title and position included). Distributors of this material shall furnish their own certificate of conformance as well as the Manufacturer's certificate of conformance. A copy of the certificate of conformance and the packing slip shall accompany each shipment. The furnishing of a certificate of conformance shall be a condition of acceptance at destination, and payment shall not be made until it is received.
Inspection and acceptance shall be at destination by FPI."

52.247-34, F.O.B. Destination, to UNICOR, FCI Otisville, Two Mile Drive, Otisville, NY 10963

52.252-1 Solicitation Provisions Incorporated by Reference. (FEB 98) - This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may include blocks that must be completed by the offeror and submitted with its quotation offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identifier and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this address: www.arnet.gov

52.252-6, Authorized Deviations in Clauses; (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

JAR 2852.201-70
CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR) (JAN 1985)

(a) Mike Killmer is hereby designated to act as Contracting Officers Technical Representative (COTR) under this contract.
(b) The COTR is responsible, as applicable, for: receiving all deliverables, inspecting and accepting the supplies or services provided hereunder in accordance with the terms and conditions of this contract; providing direction to the contractor which clarifies the contract effort, fills in details or otherwise serves to accomplish the contractual Scope of Work; evaluating performance; and certifying all invoices/vouchers for acceptance of the supplies or services furnished for payments.
(c) The COTR does not have the authority to alter the contractor's obligations under the contract, and/or modify any of the expressed terms, conditions, specifications, or cost of the agreement. If as a result of technical

CONTRACT NUMBER DJU4600003478                                      PAGE 10 OF 12

                                    Contract

discussions, it is desirable to alter/change contractual obligations or the Scope of Work, the Contracting Officer shall issue such changes in writing and signed.

INVOICES ARE TO BE MAILED TO:
UNICOR, Federal Prison Industries
Central Accounts Payable (OTCB)
P.O. Box 4000 Butner, NC 27509-4000
ATTN:  Darryl Sharkey, CAP Acct. Supervisor
PH:  1-866-550-9823
FX:  1-866-550-9801

PLEASE PROVIDE THE REQUIRED INFORMATION BELOW OR YOU MAY NOT BE CONSIDERED FOR AWARD!

PROPOSAL SUBMISSION REQUIREMENTS: Each proposal package shall consist of the following completed and signed documents: Signed SF1449, all amendments issued, three Business Management Questionaires (references) with recent and relevant contracts for the same or similar items iaw FAR 52.212 (b) (10) for past performance evaluation, FP11000K Subcontract Certification and an ACH form. A completed ACH form must be accompany the offer for the offer to be considered for award. Blank ACH forms and Business Management Questionnaire Forms can be downloaded from www.unicor.gov; click on FPI Contracting Opportunities, place your cursor on About Procurement, then move your cursor over to Forms and click on it.

ALL contractors MUST register with the Contractor Performance System (CPS) at time of award. This site will be used to input and store contractor performance. Go to website: http://cps.od.nih.gov. Click on hypertext Registration for Existing contractors listed under the column labeled Contractor Information. Read the information provided on the page and click the hypertext, https://cpscontractor.nih.gov/. This will put you at the login screen of the Contractor Performance System. On the right hand side of screen you will see the question, Registered to the NEW CPS yet? Click here to start process under the word BULLETINS. Click the word #here# which is in hypertext format. Enter the required information to register. If you have any questions, contact CPS support at cps-support-1@list.nih.gov or Jo Ann, Paulette, or Alex at (301) 451-2771.

Vendors shall submit signed and dated offers by facsimile to 845-234-4326 to the attention of Staci Card, Contracting Officer. No hand delivered mail will be accepted at this time due to security precautions. Any of the express mail carriers will be accepted with delivery to: UNICOR, Federal Prison Industries, Two Mile Drive, Otisville, NY 10963, Attn: Staci Card. Offers should be submitted on the SF1449. OMB Clearance 1103-0018.

The date and time for receipt of proposals is Monday, August 11, 2008, at 2:00 PM Eastern Daylight Time. Offer must indicate Solicitation No. EP2497-08, time specified for receipt of offer, name, address and telephone number of offeror, technical description of the items being offered in sufficient detail to evaluate compliance with the requirements in the solicitation, terms of any expressed warranty, price and any discount terms. Offer must include signed acknowledgement of all amendments if any.

All offers that fail to complete current representations and certifications maintained @ orca.bpn.gov, past performance information or reject the terms and conditions of the solicitations may be excluded from consideration.

The Government may make award without discussions; therefore, the offerors initial offer should contain best pricing. An award will be based upon best value to the Government.

Award(s) will be based on the best value to the Government with efficiency rating, past performance and delivery more important than price.

CONTRACT NUMBER DJU4600003478                                      PAGE 11 OF 12

                                    Contract

Future requirements for other UNICOR factories may be added to the ensuing contract if considered to fall within the scope of work and the price is determined to be fair and reasonable.

Any amendments hereby issued to this solicitation shall be synopsized in the same manner as this solicitation and must be acknowledged by each offeror. Offeror must hold prices firm for 60 calendar days from the date specified for receipt of offers. Offers or modifications to offers received at the address specified for the receipt of offers after the exact time specified may not be considered.

All FAR forms, clauses and provisions necessary to submit an offer may be accessed at the following web site: http://www/arnet.gov/far. This combined synopsis/solicitation and necessary forms are available on www.fedbizopps.gov.

Questions regarding this requirement may be addressed in writing to Staci Card, Contracting Officer at scard@central.unicor.gov.


CONTRACT NUMBER DJU4600003478                                      PAGE 12 OF 12